UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2022
_______________________
Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
_______________________

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
_______________________________________________
(Registrant's Telephone Number, Including Area Code): (212) 896-1254
N/A
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
Representatives of Better Choice Company Inc. (the “Company”) plan to present the information in the presentation slides attached to this Current Report as Exhibit 99.1 at the 5th Annual D.A. Davidson Consumer Growth Conference on Thursday, March 10, 2022 and for other investor presentations in the future. The presentation will also be available under the Investor Relations section of our website at www.betterchoicecompany.com.
The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Current Report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Safe Harbor” in Exhibit 99.1 attached hereto.
The information in Item 7.01 of this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning management's expectations about future events and the Company’s operating plans and performance, the effects of the COVID-19 outbreak, including levels of consumer, business and economic confidence generally, the regulatory environment, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of the Company’s management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Current Report on Form 8-K or to reflect the occurrence of any unanticipated events. For further information regarding the risks associated with the Company’s business, please refer to the Company’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibits	Description
99.1	Better Choice Company Inc.'s Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.
March 10, 2022
	By:	/s/ Sharla A. Cook
	Name:	Sharla A. Cook
	Title:	Chief Financial Officer

3